SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2016

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas G. Baxter, a member of the Board of Directors (the “Board”) of Dycom Industries, Inc. (the “Company”) whose term expires at the Company’s next annual meeting of shareholders to be held on November 22, 2016, has reached the mandatory retirement age for Board members under the Company’s Second Amended and Restated By-laws (the “By-laws”). The By-laws provide that a member of the Board shall retire upon attaining 68 years of age. The resignation of a member of the Board meeting this age criteria shall be deemed to have taken effect at the expiration of the director’s then-current term of office. Mr. Baxter will therefore be deemed to have resigned at the expiration of his current term. In connection with Mr. Baxter’s retirement, the Board determined to reduce the size of the Board from nine members to eight members, effective upon Mr. Baxter’s retirement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 28, 2016, the Board approved an amendment and restatement to the By-laws (the “Third Amended and Restated By-laws”) to implement majority voting in uncontested elections of directors. Under the Third Amended and Restated By-laws, each director in an uncontested election will be elected if the affirmative votes of shares of stock represented at the Company’s meeting of shareholders and entitled to vote on each director’s election exceed the votes cast opposing each director’s election. Contested elections of directors will continue to be decided by a plurality vote of shares of stock represented at the Company’s meeting of shareholders and entitled to vote on the election. Any director who is not elected shall tender his or her resignation to the Board. The Corporate Governance Committee (the “Governance Committee”) of the Board shall make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

The foregoing description of the Third Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Third Amended and Restated By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
3.1	Third Amended and Restated By-laws of Dycom Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 2016

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary